UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

Karyopharm Therapeutics Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 30, 2025

Dear Stockholder:

You are cordially invited to attend a special meeting of stockholders of Karyopharm Therapeutics Inc. (the “Special Meeting”) to be held on January 30, 2025, beginning at 9:00 a.m. Eastern Time, exclusively online via the Internet as a virtual web conference at www.virtualshareholdermeeting.com/KPTI2025SM to consider and act upon the following matters:

(1)
To adopt and approve an amendment to our Restated Certificate of Incorporation (as amended, the “Restated Certificate of Incorporation”) to increase the number of authorized shares of our capital stock from 405,000,000 to 805,000,000 and the number of authorized shares of our common stock from 400,000,000 to 800,000,000 (the “Authorized Shares Proposal”);
(2)
To adopt and approve an amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our issued shares of common stock at a ratio within the range of not less than 1-for-5 and not greater than 1-for-15, and a proportionate reduction in the number of authorized shares of common stock, with the exact ratio within such range and the implementation and timing of such reverse stock split to be determined at the sole discretion of our Board of Directors, without further approval or authorization of our stockholders (the “Reverse Split Proposal”); and
(3)
To approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary to permit further solicitation of proxies in the event that there are insufficient votes for the adoption and approval of the Authorized Shares Proposal or the Reverse Split Proposal.

Our Special Meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively online via the Internet as a virtual web conference. There will not be a physical meeting location and stockholders will not be able to attend the Special Meeting in person at a physical location. This means that you can attend the Special Meeting online, vote your shares during the online meeting and submit questions during the online meeting by visiting the above-mentioned Internet site. We believe that hosting a virtual meeting will enable greater stockholder attendance and participation from any location around the world.

A printed copy of our proxy materials, including a proxy card, is being mailed to our stockholders on or about December 16, 2024 and sent by e-mail to our stockholders who have opted for such means of delivery on or about December 16, 2024.

Only stockholders of record at the close of business on December 4, 2024 the record date for the Special Meeting, are entitled to notice of, and will be entitled to vote at, the Special Meeting, or any adjournments or postponements thereof.

If you are a stockholder of record, you may vote or submit a proxy in one of the following ways:

•
Submit a proxy over the Internet prior to the virtual Special Meeting, by visiting www.proxyvote.com (have your proxy card in hand to access the website);
•
Submit a proxy by Telephone, by calling the toll-free number 1-800-690-6903 (have your proxy card in hand when you call);
•
Submit a proxy by Mail, if you received a printed copy of the proxy materials, by returning the enclosed proxy card (signed and dated) in the envelope provided; or

•
Vote online at the virtual Special Meeting, by using your proxy card to access the Special Meeting website, www.virtualshareholdermeeting.com/KPTI2025SM, and voting online at the Special Meeting. You will need your control number included on your proxy card in order to be able to vote during the Special Meeting.

If your shares are held in “street name,” meaning that they are held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow to vote your shares.

Your vote is important to us. Whether or not you plan to attend the Special Meeting online, we urge you to take the time to submit a proxy to vote your shares. Further information about how to attend the Special Meeting online, vote your shares online during the Special Meeting and submit your questions online during the Special Meeting is included in the accompanying proxy statement.

By Order of the Board of Directors,

Richard Paulson

President, Chief Executive Officer and Director

Newton, Massachusetts

December 16, 2024

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING ONLINE, WE URGE YOU TO SUBMIT A PROXY TO VOTE YOUR SHARES BY SUBMITTING YOUR PROXY OVER THE INTERNET OR BY TELEPHONE, OR BY COMPLETING, DATING, SIGNING AND RETURNING THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 30, 2025

The Board of Directors (the “Board”) of Karyopharm Therapeutics Inc. (which we also refer to as “Karyopharm,” “the Company,” “we,” “us,” or “our”) is soliciting proxies for use at the Special Meeting of Stockholders (the “Special Meeting”), to be held exclusively online via the Internet as a virtual web conference at www.virtualshareholdermeeting.com/KPTI2025SM on January 30, 2025 at 9:00 a.m. Eastern Time. We have determined that the Special Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. At our virtual Special Meeting, stockholders will be able to attend, vote and submit questions by visiting www.virtualshareholdermeeting.com/KPTI2025SM. Further information about how to attend the Special Meeting online, vote your shares online during the Special Meeting and submit questions during the Special Meeting is included in this proxy statement.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of

Stockholders to be Held on January 30, 2025:

This proxy statement is available electronically at www.proxyvote.com.

A printed copy of our proxy materials, including proxy card, is being mailed to our stockholders on December 16, 2024 and sent by e-mail to our stockholders who have opted for such means of delivery on or about December 16, 2024.

GENERAL INFORMATION ABOUT THIS PROXY STATEMENT, THE SPECIAL MEETING AND VOTING

Why is the Company holding a Special Meeting?

As previously disclosed, on September 16, 2024, The Nasdaq Stock Market LLC (“Nasdaq”) notified us that, for 32 consecutive business days, the bid price for our common stock had closed below the minimum $1.00 per share requirement for continued inclusion on the Nasdaq Global Select Market pursuant to Nasdaq Listing Rule 5450(a)(1) (the “Bid Price Rule”). We have been provided an initial period of 180 calendar days, or until March 17, 2025 (the “Compliance Date”), to regain compliance with the Bid Price Rule.

As disclosed in this proxy statement, if we are unable to regain compliance with the Bid Price Rule by the Compliance Date, we may be eligible for an additional 180 calendar day compliance period. To qualify, we would be required to transfer the listing of our common stock to the Nasdaq Capital Market, provided that we meet certain conditions. However, the indenture governing our 3.00% convertible senior notes due 2025 (the “2025 Convertible Notes”) treats a transfer of listing to the Nasdaq Capital Market as a “fundamental change” that gives the holders of the 2025 Convertible Notes a right to require us to repurchase the 2025 Convertible Notes for cash, which may limit our ability to effect such a transfer. We may not have sufficient funds or be able to obtain financing if we are required to repurchase the 2025 Convertible Notes, and our failure to repurchase the 2025 Convertible Notes at a time when the repurchase is required by the indenture would constitute a default under the 2025 Convertible Notes indenture. The occurrence of a fundamental change or the existence of a default under the 2025 Convertible Notes indenture would lead to an event of default under our senior secured term loan facility (the “Term Loan”), and would lead to a default under our 6.00% convertible senior notes due 2029 (the “2029 Convertible Notes” and together with the 2025 Convertible Notes, the “Convertible Notes”) that could become an event of default. Therefore, we are holding the Special Meeting primarily to allow our stockholders to authorize our Board to effect a reverse stock split in order to attempt to regain compliance with the Bid Price Rule prior to the Compliance Date. In addition, we are seeking stockholder approval to increase the number of authorized shares of our common stock in order to provide a sufficient number of authorized shares for possible future corporate finance, equity issuance, business development, equity compensation and other general corporate purposes.

How do I attend the virtual Special Meeting?

We will host the Special Meeting exclusively online via the Internet as a virtual web conference. You will be able to attend the Special Meeting online, vote your shares online during the Special Meeting and submit your questions online during the Special Meeting by visiting www.virtualshareholdermeeting.com/KPTI2025SM. There will not be a physical meeting location, and you will not be able to attend the Special Meeting in person at a physical location. The webcast will start at 9:00 a.m. Eastern Time on January 30, 2025. You will need the control number included on your proxy card or voting instruction form in order to be able to attend the Special Meeting online. Information contained on this website is not incorporated by reference into this proxy statement or any other report we file with the SEC.

Online check-in will begin at 8:45 a.m. Eastern Time on January 30, 2025, and you should allow ample time for the online check-in proceedings. If you encounter any difficulties accessing the virtual Special Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Special Meeting log-in page. Technical support will be available starting at 8:45 a.m. on the day of the meeting.

Why is the Special Meeting a virtual, online meeting?

We believe that hosting a virtual meeting will facilitate stockholder attendance and participation at the Special Meeting by enabling stockholders to participate remotely from any location around the world. Our virtual meeting will be governed by our Rules of Conduct and Procedures, which will be posted on the virtual meeting platform on the date of the Special Meeting. We have designed the virtual Special Meeting to provide the same rights and opportunities to participate as stockholders would have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform. There will not be a physical meeting location, and stockholders will not be able to attend the Special Meeting in person at a physical location.

Why did you send me these proxy materials?

We are providing these proxy materials because our Board is soliciting your proxy to vote at the Special Meeting. This proxy statement summarizes information related to your vote at the Special Meeting. All stockholders who find it convenient to do so are cordially invited to attend the Special Meeting online. However, you do not need to attend the meeting virtually to vote your shares. Instead, you may submit a proxy to vote your shares as described in further detail in the answer to the question “How do I vote?” below.

Who can vote at the Special Meeting and what are the voting rights of such stockholders?

Only stockholders of record at the close of business on December 4, 2024 (the “Record Date”) are entitled to vote at the Special Meeting. On the Record Date, there were 126,190,744 shares of our common stock outstanding and entitled to vote (each share entitles its holder to one vote). Common stock is our only class of stock outstanding.

May I see a list of stockholders entitled to vote as of the Record Date?

A list of registered stockholders as of the close of business on the Record Date will be available for examination by any stockholder for any purpose germane to the Special Meeting for a period of 10 days ending on the day before the Special Meeting. If you wish to view this list, please contact our Corporate Secretary at Karyopharm Therapeutics Inc., 85 Wells Avenue, Newton, Massachusetts 02459, Attention: Corporate Secretary, (617) 658-0600.

What is the purpose of the Special Meeting?

At the Special Meeting, stockholders will consider and vote on the following matters:

(1)
To adopt and approve an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of our capital stock from 405,000,000 to 805,000,000 and the number of authorized shares of our common stock from 400,000,000 to 800,000,000 (the “Authorized Shares Proposal”) (Proposal 1);
(2)
To adopt and approve an amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our issued shares of common stock at a ratio within the range of not less than 1-for-5 and not greater than 1-for-15, and a proportionate reduction in the number of authorized shares of common stock, with the exact ratio within such range and the implementation and timing of such reverse stock split to be determined at the sole discretion of our Board, without further approval or authorization of our stockholders (the “Reverse Split Proposal”) (Proposal 2); and
(3)
To approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary to permit further solicitation of proxies in the event that there are insufficient votes for the adoption and approval of the Authorized Shares Proposal or the Reverse Split Proposal (the “Adjournment Proposal”) (Proposal 3).

How many votes do I have?

Each stockholder is entitled to one vote for each share of our common stock held by such stockholder on the Record Date.

How do I vote?

If you are the “record holder” of your shares, meaning that you own your shares in your own name and not through a bank, brokerage firm or other nominee (each a “Nominee”), you may submit a proxy or vote your shares by any of the following methods:

(1)
Over the Internet prior to the Special Meeting: Go to the website of our tabulator at www.proxyvote.com. Use the vote control number printed on your proxy card to access your account and submit a proxy to vote your shares. You must specify how you want your shares voted or your Internet proxy cannot be completed and you will receive an error message. Your shares will be voted according to your instructions. You must submit your Internet proxy before 11:59 p.m. Eastern Time on January 29, 2025, the day before the Special Meeting, for your proxy to be validly submitted over the Internet and for your vote to count.
(2)
By Telephone: Call 1-800-690-6903, toll free from the United States, Canada and Puerto Rico, and follow the recorded instructions to submit a proxy to vote your shares. You will need to have the control number printed on your proxy card in hand when you call. You must specify how you want your shares voted and confirm your vote at the end of the call or your telephonic proxy cannot be completed. Your shares will be voted according to your instructions. You must submit your telephonic proxy before 11:59 p.m. Eastern Time on January 29, 2025, the day before the Special Meeting, for your telephonic proxy to be valid and for your vote to count.
(3)
By Mail: If you received a printed copy of the proxy materials, complete and sign the enclosed proxy card and mail it in the enclosed envelope, postage prepaid, to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, where the proxy card must be received no later than January 29, 2025, the day before the Special Meeting, for it to be valid and for your vote to count. Your shares will be voted according to your instructions. If you return your proxy card but do not specify how you want your shares voted on any particular matter, they will be voted in accordance with the recommendations of our Board.
(4)
Online while virtually attending the Special Meeting: You may vote your shares online while virtually attending the Special Meeting by visiting www.virtualshareholdermeeting.com/KPTI2025SM. You will need your control number included on your proxy card in order to be able to vote during the Special Meeting.

If your shares are held in “street name,” meaning they are held for your account by a Nominee, you may submit voting instructions or vote your shares by any of the following methods:

(1)
Over the Internet prior to the Special Meeting or by Telephone: You will receive instructions from your Nominee if they permit you to submit voting instructions over the Internet or by telephone. You should follow those instructions.
(2)
By Mail: You will receive instructions from your Nominee explaining how you can submit voting instructions by mail. You should follow those instructions.
(3)
Online while virtually attending the Special Meeting: You will receive instructions from your Nominee explaining how you can vote your shares online during the Special Meeting. You will need your control number included on your voting instruction form in order to demonstrate proof of beneficial ownership and to be able to vote during the Special Meeting.

If you hold your shares of our common stock in multiple accounts, you should vote your shares or submit a proxy as described above for each account.

Can I revoke or change my vote?

If your shares are registered directly in your name, you may revoke your proxy and change your vote at any time before the Special Meeting. To do so, you must do one of the following:

(1)
Submit a proxy over the Internet or by telephone prior to the Special Meeting as instructed above. Only your latest Internet or telephonic proxy submitted prior to the Special Meeting will be counted. You may not revoke or change your proxy over the Internet or by telephone after 11:59 p.m. Eastern Time on January 29, 2025.

(2)
Sign a new proxy card and submit it by mail to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, where the proxy card must be received no later than January 29, 2025. Only your latest dated proxy will be counted.
(3)
Attend the virtual Special Meeting and vote online as instructed above. Attending the virtual Special Meeting alone will not revoke your Internet proxy, telephonic proxy, or proxy submitted by mail, as the case may be.
(4)
Provide our Corporate Secretary written notice before or at the Special Meeting that you want to revoke your proxy.

If your shares are held in “street name,” you may submit new voting instructions with a later date by contacting your Nominee. You may also vote your shares online while virtually attending the Special Meeting, which will have the effect of revoking any previously submitted voting instructions.

Will my shares be voted if I do not return my proxy or do not provide specific voting instructions on the proxy card or voting instruction form that I submit?

If your shares are registered directly in your name, your shares will not be voted if you do not submit a proxy over the Internet, by telephone or by returning your proxy by mail prior to the Special Meeting, or attend and vote online at the virtual Special Meeting. If you submit a proxy card without giving specific voting instructions on one or more matters listed on your proxy card, your shares will be voted as recommended by our Board on such matters, and as the proxyholders may determine in their discretion how to vote with respect to the matters properly presented for a vote at the Special Meeting.

If your shares are held in “street name,” your Nominee may, under certain circumstances, vote your shares if you do not timely return your voting instructions. A “broker non-vote” results on a matter when a broker returns a proxy but does not vote on a particular proposal because it does not have discretionary authority to vote on that proposal and has not received voting instructions from you. The Authorized Shares Proposal, the Reverse Split Proposal and the Adjournment Proposal are matters on which Nominees are expected to have discretionary voting authority under applicable stock exchange rules. If your shares are held by a Nominee and you do not timely provide voting instructions with respect to your shares, we expect that your Nominee will have the authority to vote your shares on the Authorized Shares Proposal, the Reverse Split Proposal and the Adjournment Proposal.

We encourage you to timely provide voting instructions to your Nominee. This ensures that your shares will be voted at the Special Meeting according to your instructions. You should receive directions from your Nominee about how to submit your voting instructions to them.

What constitutes a quorum at the Special Meeting?

A quorum is needed to hold a valid meeting. A quorum will be present if the holders of at least a majority in voting power of the shares of common stock issued and outstanding and entitled to vote on the Record Date are present at the virtual Special Meeting either “in person” virtually or as represented by proxy. For purposes of establishing a quorum, abstentions and broker non-votes, if any, are counted as present or represented. If a quorum is not present, we expect to adjourn the Special Meeting until we obtain a quorum. The presence at the Special Meeting, in person or by proxy, of holders representing a majority in voting power of our outstanding common stock as of the Record Date, or 63,095,373 shares, constitutes a quorum at the Special Meeting, permitting us to conduct the business of the Special Meeting. Shares present virtually during the Special Meeting will be considered shares of common stock present in person at the meeting.

What vote is required to approve each matter and how are votes counted?

Proposal 1 – Adoption and Approval of the Authorized Shares Proposal

To adopt and approve Proposal 1, stockholders holding a majority of the votes cast on the matter must vote FOR the proposal. If your shares are held by your Nominee in “street name” and you do not timely provide voting instructions with respect to your shares, we expect that your Nominee will have the authority to vote your shares on Proposal 1. To the extent that there are any broker non-votes, a broker non-vote will effectively have no effect on the voting on Proposal 1. If you vote to ABSTAIN on Proposal 1, your shares will not be voted FOR or AGAINST the proposal and will also not be counted as votes cast or shares voting on Proposal 1. As a result, votes to ABSTAIN will effectively have no effect on the voting on Proposal 1.

Proposal 2 – Adoption and Approval of the Reverse Split Proposal

To adopt and approve Proposal 2, stockholders holding a majority of the votes cast on the matter must vote FOR the proposal. If your shares are held by your Nominee in “street name” and you do not timely provide voting instructions with respect to your shares, we expect that your Nominee will have the authority to vote your shares on Proposal 2. To the extent that there are any broker non-votes, a broker non-vote will effectively have no effect on the voting on Proposal 2. If you vote to ABSTAIN on Proposal 2, your shares will not be voted FOR or AGAINST the proposal and will also not be counted as votes cast or shares voting on Proposal 2. As a result, votes to ABSTAIN will effectively have no effect on the voting on Proposal 2.

Proposal 3 – Approval of the Adjournment Proposal

To approve Proposal 3, stockholders holding a majority in voting power of the votes cast on the matter must vote FOR the proposal. If your shares are held by your Nominee in “street name” and you do not timely provide voting instructions with respect to your shares, we expect that your Nominee will have the authority to vote your shares on Proposal 3. To the extent that there are any broker non-votes, a broker non-vote will effectively have no effect on the voting on Proposal 3. If you vote to ABSTAIN on Proposal 3, your shares will not be voted FOR or AGAINST the proposal and will also not be counted as votes cast or shares voting on Proposal 3. As a result, votes to ABSTAIN will effectively have no effect on the voting on Proposal 3.

How does the Board recommend that I vote on the proposals?

Our Board recommends that you vote:

•
FOR the adoption and approval of the Authorized Shares Proposal (Proposal 1);
•
FOR the adoption and approval of the Reverse Split Proposal (Proposal 2); and
•
FOR the approval of the Adjournment Proposal (Proposal 3).

Are there other matters to be voted on at the Special Meeting?

We currently do not know of any matters that may come before the Special Meeting other than Proposals 1, 2, and 3. Furthermore, our bylaws provide that “[b]usiness transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.” Therefore, unless we send an updated or revised notice of meeting, no other matters will be considered at the meeting.

How do I submit a question at the virtual Special Meeting?

We invite appropriate questions pertinent to the matters to be voted on at the Special Meeting. We will not be providing a business update at the Special Meeting or discussing matters related to our business or operations. If there are any matters of individual concern to a stockholder or not related to the matters to be voted on at the Special Meeting, or if a question was not otherwise answered, such matters may be raised separately after the Special Meeting by contacting Investor Relations at https://investors.karyopharm.com/contact-us.

If you wish to submit a question on the day of the Special Meeting, beginning at 8:45 a.m. Eastern Time, you may log into the virtual meeting platform at www.virtualshareholdermeeting.com/KPTI2025SM, proceed to the “Ask A Question” area on the lower left side of the screen, select a “Question Topic” from the drop down menu, type your question where it states “Enter Question” and click the “Submit” tab. Our virtual meeting will be governed by our Rules of Conduct and Procedures, which will be posted at www.virtualshareholdermeeting.com/KPTI2025SM during the Special Meeting. The

Rules of Conduct and Procedures will address the ability of stockholders to ask questions during the meeting, including rules on permissible topics, and rules for how questions and comments will be recognized. We will answer appropriate questions that are pertinent to the matters to be voted on by the stockholders at the Special Meeting. As noted above, because time is limited at the Special Meeting, we will not respond to questions or discuss matters that pertain to the Company but do not pertain to the matters to be voted on at the Special Meeting. Questions from multiple stockholders on the same topic or that are otherwise related may be grouped, summarized and answered together.

How are we soliciting proxies and tabulating votes?

We will pay all of the costs of soliciting proxies. In addition to these proxy materials, our directors, officers, and other employees may also solicit proxies in person or by mail, telephone, fax or email without additional compensation. We have retained Alliance Advisors, LLC, a proxy solicitation firm, to assist in the solicitation of proxies for a fee of approximately $12,500, plus expenses. We will also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. Votes will be tabulated by Broadridge. If you have any questions or need assistance with voting please contact Alliance Advisors.

Alliance Advisors

200 Broadacres Drive

Bloomfield, NJ 07003

833-201-0353

KPTI@AllianceAdvisors.com

How can I find out the results of the voting at the virtual Special Meeting?

Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in a current report on Form 8-K that we expect to file with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Special Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amended Form 8-K to publish the final results.

PROPOSAL 1:

ADOPTION AND APPROVAL OF AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR CAPITAL STOCK AND COMMON STOCK

General

On November 13, 2024, our Board approved and declared advisable an amendment (attached as Appendix A to this proxy statement, the “Authorized Shares Charter Amendment”), to increase the number of authorized shares of our capital stock from 405,000,000 to 805,000,000 and the number of authorized shares of our common stock from 400,000,000 to 800,000,000. Our Restated Certificate of Incorporation currently authorizes 405,000,000 shares of capital stock, consisting of 400,000,000 shares of common stock, $0.0001 par value per share, and 5,000,000 shares of preferred stock, $0.0001 par value per share. The proposed Authorized Shares Charter Amendment would not increase or otherwise affect our authorized preferred stock. Our common stock is all of a single class, with equal voting, distribution, liquidation and other rights. The additional shares of capital stock, consisting of shares of common stock to be authorized by adoption of the Authorized Shares Charter Amendment, would have rights identical to our currently outstanding common stock.

Our Board believes that it is in the best interests of our Company and our stockholders to increase the number of authorized shares of common stock in order to give us greater flexibility in considering and planning for potential business needs. The increase in the number of authorized but unissued shares of common stock would enable the Company, without the expense and delay of seeking stockholder approval, to issue shares from time to time as may be required for proper business purposes.

We anticipate that we may issue additional shares of common stock in the future in connection with one or more of the following:

•
licenses, partnerships, collaborations and other similar transactions;
•
our equity incentive plans;
•
financing transactions, such as public or private offerings of common stock or convertible securities;
•
strategic investments and transactions; and
•
other corporate purposes that have not yet been identified.

We do not currently have any plans, understandings, arrangements, commitments or agreements, written or oral, for the issuance of the additional shares of common stock that would be authorized if the Authorized Shares Proposal is approved. However, we desire to have the shares available to provide additional flexibility to act upon financing transactions to strengthen our financial position and/or engage in strategic activities without using cash. If the Authorized Shares Proposal is not adopted and approved by the requisite vote of our stockholders, our ability to raise capital through future equity offerings would be limited to 131,233,264 shares of common stock, which include, as of November 30, 2024, 31,233,264 shares of common stock that are unreserved and remain available for future issuance and 100,000,000 shares of common stock reserved for sale and issuance pursuant to an “at the market” offering under the Open Market Sale Agreement, dated February 17, 2023, with Jefferies LLC, as agent, having an aggregate offering price of up to $100,000,000 (the “ATM Offering”). This amount may be insufficient and could impede our ability to raise enough capital through future equity offerings to meet our cash needs to fund our ongoing clinical development.

As of November 30, 2024, a total of 126,149,052 shares of common stock were issued and outstanding, no shares were held in treasury, and there were no shares of preferred stock issued or outstanding. As of November 30, 2024, there were (i) 12,760,364 time-based and performance-based restricted stock units outstanding under our equity incentive plans, (ii) options outstanding to purchase an aggregate of 6,282,614 shares of common stock outstanding under and outside of our equity incentive plans and (iii) an aggregate of 8,031,869, 1,723,009 and 4,655,260 shares of common stock reserved for future issuance under our 2022 Equity Incentive Plan, as amended, our 2022 Inducement Stock Incentive Plan, as amended, and our Amended & Restated 2013 Employee Stock Purchase Plan, respectively. Additionally, (i) an aggregate of 55,563,775 shares of common stock were reserved for issuance upon exercise of outstanding warrants, (ii) an aggregate of 53,525,793 shares of common stock were reserved for issuance upon conversion of outstanding 2025 Convertible Notes and outstanding 2029

Convertible Notes, (iii) 100,000,000 shares of common stock were reserved for sale and issuance pursuant to the ATM offering, and (iv) 75,000 shares of common stock were reserved for issuance upon the achievement of certain contingencies under an asset purchase agreement. Accordingly, out of the 400,000,000 shares of common stock presently authorized, 368,766,736 shares of common stock were issued or reserved for issuance and 31,233,264 shares of common stock were unreserved and remain available for future issuance as of November 30, 2024.

If the Authorized Shares Proposal is adopted and approved by the requisite vote of our stockholders, and our Board determines to implement such amendment, the change in the number of shares of our authorized capital stock and common stock would become effective upon the filing of the Authorized Shares Charter Amendment with the Secretary of State of the State of Delaware, or at a later date if so specified in the Authorized Shares Charter Amendment. In addition, our Board reserves the right, notwithstanding stockholder adoption and approval and without further action by our stockholders, to abandon the Authorized Shares Charter Amendment if, at any time prior to the effectiveness of the filing of the Authorized Shares Charter Amendment with the Secretary of State, our Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to effect the Authorized Shares Charter Amendment.

The Authorized Shares Proposal is not contingent on the approval of any other proposal to be considered at the Special Meeting (including, for the avoidance of doubt, the Reverse Split Proposal (Proposal 2)). If both the Authorized Shares Proposal and the Reverse Split Proposal are approved by our stockholders and our Board determines to implement the Authorized Share Proposal, we expect to implement the Authorized Shares Proposal prior to, if the Board so elects, implementing the Reverse Split Proposal. The form of the proposed amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of our capital stock and common stock is attached as Appendix A to this proxy statement.

Effect of the Proposal on Common Stock

If the Authorized Shares Charter Amendment is adopted and approved, the additional shares of common stock would be available for issuance at the discretion of our Board and without further stockholder approval, except as may be required by law or the rules of the Nasdaq Global Select Market on which our common stock is listed. The additional shares of authorized common stock would have the same rights and privileges as the shares of common stock currently issued and outstanding. Holders of our common stock have no preemptive rights.

Additionally, by increasing the number of authorized but unissued shares of common stock, the Authorized Shares Proposal could, under certain circumstances, have an anti-takeover effect, although this is not the intent of our Board. For example, our Board might be able to delay or impede a takeover or transfer of control of our Company by causing such additional authorized but unissued shares to be issued to holders who might side with our Board in opposing a takeover bid that the Board determines is not in the best interests of our Company and our stockholders. The Authorized Shares Proposal could therefore have the effect of discouraging unsolicited takeover attempts. By potentially discouraging the initiation of any such unsolicited takeover attempts, the Authorized Shares Proposal could limit the opportunity for our stockholders to dispose of their shares at a higher price generally available in takeover attempts or that may be available under a merger proposal. The Authorized Shares Proposal could have the effect of permitting our current management, including our current Board, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of our business. However, our Board is not aware of any attempt to take control of our Company and the Board did not authorize the Authorized Shares Proposal with the intent that it be utilized as a type of anti-takeover device.

The issuance of additional shares of common stock may, among other things, have a dilutive effect on earnings per share and on stockholders’ equity and voting rights. Furthermore, future sales of substantial amounts of our common stock, or the perception that these sales might occur, could adversely affect the prevailing market price of our common stock or limit our ability to raise additional capital. Stockholders should recognize that if the Authorized Shares Charter Amendment is adopted, approved and filed with the Secretary of State of the State of Delaware, they will own a smaller percentage of shares relative to the total authorized shares of the Company than they presently own.

Reservation of Right to Abandon the Authorized Shares Charter Amendment

Although we presently intend to effect the increase in authorized shares of capital stock and common stock contemplated by this Proposal 1, notwithstanding stockholder adoption and approval of the Authorized Shares Proposal, our Board will have discretion as to whether to effect the increase in authorized shares of capital stock and common stock and reserves the right to abandon the Authorized Shares Charter Amendment without any further action by our stockholders if at any time prior to the filing or effectiveness of the Authorized Shares Charter Amendment, our Board determines, in its sole discretion, that the increase in authorized shares of capital stock and common stock is no longer in the best interests of our Company and our stockholders.

By voting in favor of the Authorized Shares Charter Amendment, stockholders are also expressly authorizing our Board to determine not to proceed with, or abandon, the increase in authorized shares if it should so decide.

OUR BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO AMEND OUR RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR CAPITAL STOCK AND COMMON STOCK.

PROPOSAL 2:

ADOPTION AND APPROVAL OF AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AND A PROPORTIONATE REDUCTION IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

General

On November 13, 2024, the Board unanimously approved and declared advisable an amendment (attached as Appendix B to this proxy statement; the “Reverse Split Charter Amendment”) to our Restated Certificate of Incorporation to effect a reverse stock split of our issued shares of common stock at a ratio within the range of not less than 1-for-5 and not greater than 1-for-15 (the “Ratio Range”), and a proportionate reduction (to the nearest whole number) in the number of authorized shares of common stock (the “Reverse Split”), with the exact ratio within such range and the implementation and timing of such Reverse Split, to be determined at the sole discretion of our Board. This Proposal 2 is not contingent on the approval of any other proposal to be considered at the Special Meeting (including, for the avoidance of doubt, the Authorized Shares Proposal (Proposal 1)). As further described below, if this proposal is adopted and approved by our stockholders and our Board determines that the Reverse Split would be in the best interests of our Company and its stockholders, our Board may determine to effect the Reverse Split at any time prior to the one-year anniversary of the date on which the Reverse Split is adopted and approved by our stockholders at the Special Meeting by a ratio of not less than 1-for-5 and not greater than 1-for-15, and may determine to effect such Reverse Split promptly after the Special Meeting if such stockholder approval is received. As set forth in Appendix B, by adoption and approval of this Proposal 2, the stockholders will be deemed to have adopted and approved a separate amendment to effect the Reverse Split at each of the ratios between and including 1-for-5 and 1-for-15.

Notwithstanding the foregoing, no such amendment or any Reverse Split will occur until the Reverse Split Charter Amendment is filed with the Secretary of State of the State of Delaware and becomes effective. If this Proposal 2 is adopted and approved by our stockholders and the Board decides to proceed with the Reverse Split, the exact timing of the filing of the Reverse Split Charter Amendment and the Reverse Split will be determined by our Board in its sole discretion based on its evaluation as to when such action will be the most advantageous to us and our stockholders, as discussed below. The Board will also determine the exact Reverse Split ratio within the Ratio Range, which ratio will be included in a public announcement made prior to the effectiveness of the Reverse Split Charter Amendment. Any amendment to effect the Reverse Split at the other ratios within the Ratio Range adopted and approved by the Board and stockholders will be abandoned. We may effect only one reverse stock split in connection with this proposal. We believe enabling the Board to fix the specific ratio will provide us with the flexibility to implement the Reverse Split in a manner designed to maximize the anticipated benefits to us and our stockholders. Upon the effectiveness of the Reverse Split Charter Amendment effecting the Reverse Split (the “Split Effective Time”), (a) the issued shares of our common stock immediately prior to the Split Effective Time will be reclassified into a smaller number of shares of common stock within the Ratio Range, such that a holder of our common stock will own one share of our common stock for the specified number of shares of common stock held by that stockholder immediately prior to the Split Effective Time, which number will be determined by the Board within the Ratio Range in its sole discretion and (b) the number of authorized shares of our common stock will be decreased on a basis proportional to the Reverse Split ratio.

The primary purpose for effecting the Reverse Split is to increase the per-share market price of our common stock so as to:

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maintain the listing of our common stock on Nasdaq and avoid delisting of our common stock from Nasdaq in the future on the basis of the Bid Price Rule (as defined below);
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increase the acceptability of our common stock to long-term investors who may not find our shares attractive at their current prices due to the trading volatility often associated with stocks below certain prices;
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make our common stock eligible for investment by brokerage houses and institutional investors that have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin; and/or

•
make our common stock more attractive for investors who may be dissuaded from purchasing stocks below certain prices because the brokerage commissions, as a percentage of the total transaction value, tend to be higher for such low-priced stocks.

In evaluating whether to seek stockholder approval for the Reverse Split, our Board also considered potential negative factors associated with reverse stock splits. These factors include the negative perception of reverse stock splits that investors, analysts and other stock market participants may hold; the fact that the stock prices of some companies that have effected reverse stock splits have subsequently declined, sometimes significantly, following their reverse stock splits; the possible adverse effect on liquidity that a reduced number of outstanding shares could cause; the costs associated with implementing a reverse stock split; and in our case, the possibility that the Reverse Split may not allow us to demonstrate the ten consecutive days of compliance with Nasdaq’s Bid Price Rule prior to the expiration of the current March 17, 2025 deadline to be in compliance. In approving and recommending the Reverse Split, our Board determined that any potential negative factors are outweighed by the potential benefits of the Reverse Split.

Reasons for the Reverse Split

Our Board approved the Reverse Split Proposal because it believes that:

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seeking stockholder approval and adoption of the Reverse Split Charter Amendment to effect the Reverse Split at the discretion of the Board is advisable and in the best interests of our Company and our stockholders;
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effecting the Reverse Split may avoid a delisting of our common stock from Nasdaq, which would prevent our common stock from trading on the OTC Markets or another quotation medium and potentially improve the marketability and liquidity of our common stock;
•
an investment in our common stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients and investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks;
•
analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks and most investment funds are reluctant to invest in lower priced stocks; and
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a higher stock price may help generate investor interest in us and help us attract and retain employees.

If the Reverse Split successfully increases the per share price of our common stock, the Board believes this increase may increase trading volume in our common stock and facilitate future financings by our Company.

Nasdaq Requirements for Continued Listing

Our Board of Directors is seeking authority to effect the Reverse Split with the primary intent of increasing the market price of our common stock to meet the price criteria for continued listing on Nasdaq. Our common stock is listed on the Nasdaq Global Select Market under the symbol “KPTI.” On September 16, 2024, we received a deficiency letter from the Listing Qualifications Department (the “Staff”) of Nasdaq notifying us that, for the prior 32 consecutive business days, the bid price for our common stock had closed below the minimum $1.00 per share requirement for continued inclusion on the Nasdaq Global Select Market pursuant to Nasdaq Listing Rule 5450(a)(1) (the “Bid Price Rule”) (such letter, the “Deficiency Letter”). The Deficiency Letter did not result in the immediate delisting of our common stock from the Nasdaq Global Select Market.

In accordance with Nasdaq Listing Rule 5810(c)(3)(A) (the “Compliance Period Rule”), we have been provided an initial period of 180 calendar days, or until March 17, 2025 (the “Compliance Date”), to regain compliance with the Bid Price Rule. If, at any time before the Compliance Date, the bid price for our common stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, as required under the Compliance Period Rule, the Staff will provide written notification to us that we comply with the Bid Price Rule, unless the Staff exercises its discretion to extend this 10-day period pursuant to Nasdaq Listing Rule 5810(c)(3)(H).

If we do not regain compliance with the Bid Price Rule by the Compliance Date, we may be eligible for an additional 180 calendar day compliance period. To qualify, we would be required to transfer the listing of our common stock to the Nasdaq Capital Market, provided that we meet certain conditions. However, as discussed below under “Reasons for the Reverse Split - Convertible Senior Notes due 2025”, the indenture governing our 2025 Convertible Notes treats a transfer of listing to the Nasdaq Capital Market as a “fundamental change” that gives the holders of the 2025 Convertible Notes a right to require us to repurchase the 2025 Convertible Notes for cash, which may severely limit our ability to effect such a transfer and utilize the additional 180 calendar day compliance period.

If we do not regain compliance with the Bid Price Rule by the Compliance Date and it appears to the Staff that we will not be able to regain compliance with the Bid Price Rule during the additional compliance period, or that due to limitations in the indenture governing the 2025 Convertible Notes, or for other reasons, we are otherwise not eligible for an additional compliance period at that time, the Staff will provide us with written notification that our common stock will be subject to delisting. At that time, we may appeal the Staff’s delisting determination to a Nasdaq Listing Qualifications Panel (the “Panel”). We would expect our common stock would remain listed pending the Panel’s decision. However, there can be no assurance that, if we do appeal the delisting determination by the Staff to the Panel, that such appeal would be successful.

In the event we are delisted from Nasdaq, our shares may commence trading on the OTC Markets or another quotation medium. As a result, an investor would likely find it more difficult to trade or obtain accurate price quotations for our shares. Delisting would likely also reduce the visibility, liquidity, and value of our common stock, reduce institutional investor interest in our Company, and may increase the volatility of our common stock. Delisting could also cause a loss of confidence of potential industry partners, lenders, and employees, which could further harm our business and our future prospects. Further, a delisting from Nasdaq and continued or further declines in our share price could also greatly impair our ability to raise additional necessary capital through equity or debt financing, or use our shares for business development or other corporate initiatives, and could significantly increase the ownership dilution to stockholders caused by our issuing equity in financing or other transactions.

We believe that effecting the Reverse Split will help us avoid delisting from Nasdaq and any resulting consequences. Accordingly, we believe that the Reverse Split is our best proactive option for complying with the Bid Price Rule for continued listing on the Nasdaq Global Select Market. A decrease in the number of outstanding shares of our common stock resulting from the Reverse Split should, absent other factors, assist in ensuring that the per share market price of our common stock remains above the requisite price for continued listing. However, we cannot provide any assurance that our minimum bid price would comply with the Bid Price Rule of the Nasdaq Global Select Market following the Reverse Split.

Convertible Senior Notes due 2025

If our common stock ceases to be listed on either the Nasdaq Global Select Market or the Nasdaq Global Market (or any of their respective successors), this would constitute a “fundamental change,” as defined under the 2025 Convertible Notes indenture governing the 2025 Convertible Notes, pursuant to which the holders of the 2025 Convertible Notes would have a right to require us to repurchase all or part of their convertible notes for cash. We may not have sufficient funds or be able to obtain financing if we are required to repurchase the 2025 Convertible Notes, and our failure to repurchase the 2025 Convertible Notes at a time when the repurchase is required by the indenture would constitute a default under the indenture. The occurrence of a fundamental change or the existence of a default under the 2025 Convertible Notes indenture would lead to an event of default under our Term Loan, and would lead to a default under our 2029 Convertible Notes that could become an event of default.

Potential Increased Investor Interest

On November 29, 2024, the closing price of a share of our common stock on the Nasdaq Global Select Market was $0.85 per share. We believe that the low per-share market price of our common stock impairs our marketability to, and acceptance by, institutional investors and other members of the investing community and creates a negative impression of our Company. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors are reluctant to recommend lower priced securities to their clients or have internal policies and practices that prohibit them from investing in low-priced stocks. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. Also, our Board believes that most investment funds are reluctant to invest in lower priced stocks. The higher share price that may result from the Reverse Split could enable investors and brokerage firms with such policies and practices to invest in our common stock. In addition, these factors may affect our ability to raise additional capital through the sale of our common stock.

Criteria the Board May Use to Determine to Implement the Reverse Split

If our stockholders adopt and approve the Reverse Split Proposal, our Board will be authorized to proceed with the Reverse Split. The exact ratio of the Reverse Split, within the range of 1-for-5 to 1-for-15, would be determined by our Board in its sole discretion and publicly announced by us prior to the effective time of the Reverse Split. In determining whether to proceed with the Reverse Split and setting the appropriate ratio for the Reverse Split, if any, our Board may consider, among other things, factors such as:

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Nasdaq’s minimum price per share requirements and its other listing requirements such as requirements relating to the minimum number of holders;
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the historical market prices and trading volume of our common stock;
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the number of shares of our common stock outstanding prior to and after the Reverse Split;
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the then-prevailing and expected market prices and trading volume of our common stock and the anticipated or actual impact of the Reverse Split (including the reduction in the number of outstanding shares) on the market prices and trading volume for our common stock;
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the number of authorized but unissued shares of our common stock that would result from the Reverse Split;
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the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs;
•
business developments affecting us; and
•
prevailing general market and economic conditions.

Certain Risks Associated with the Reverse Split

There are risks associated with the Reverse Split, including that the Reverse Split may not result in an increase in the per share price of our common stock following the Reverse Split or in the future. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

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the market price per share will either exceed or remain in excess of the $1.00 minimum bid price as required by Nasdaq for continued listing, or that we will otherwise meet the requirements of Nasdaq for inclusion for trading on Nasdaq;
•
the market price per share of our common stock after the Reverse Split will rise in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Split;
•
the Reverse Split will result in a per share price that will attract brokers and investors;
•
the Reverse Split will result in a per share price that will increase our ability to attract and retain employees; or
•
the market price of our common stock will not decrease in the future.

The market price of our common stock will also be based on the performance of our Company and other factors detailed from time to time in the reports we filed with the SEC, some of which may be out of our control, including general economic, market and industry conditions. If the Reverse Split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse stock split.

Furthermore, the liquidity of our common stock may be negatively impacted by the Reverse Split, given the reduced number of shares that would be outstanding after the Reverse Split, particularly if the per-share market price does not increase as a result of the Reverse Split. For instance, if the Reverse Split is implemented, it may result in some stockholders owning “odd lots” (less than 100 shares) of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots may be higher than the costs of transactions in “round lots” of even multiples of 100 shares. If we effect the Reverse Split, the resulting per-share price may nevertheless fail to attract institutional investors and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of our common stock may not improve. Accordingly, the Reverse Split may not achieve the desired result of increasing marketability of our common stock as described above under “Reasons for the Reverse Split.”

You should also keep in mind that implementation of the Reverse Split does not have an effect on the actual or intrinsic value of our business or a stockholder’s proportional ownership in our Company (subject to the treatment of fractional shares). However, should the overall value of our common stock decline after the proposed Reverse Split, then the actual or intrinsic value of the shares of our common stock held by you will also proportionately decrease as a result of the overall decline in value.

Principal Effects of the Reverse Split

If our stockholders adopt and approve the Reverse Split Proposal and our Board elects to implement the Reverse Split, depending on the ratio for the Reverse Split determined by our Board, a minimum of every five and a maximum of every 15 shares of issued common stock will be combined and reclassified into one new share of common stock.

If implemented, the Reverse Split will have the effect of decreasing the number of shares of our common stock that are issued and outstanding, and a corresponding decrease in the number of shares of common stock we are authorized to issue. The actual number of shares of common stock authorized, issued, and issued and outstanding after giving effect to the Reverse Split, if implemented, will depend on the ratio for the Reverse Split that is ultimately determined by our Board. As of November 30, 2024, there were no shares of common stock held by us in treasury, and therefore the Reverse Split is not expected to have any effect on treasury shares. The Reverse Split will not change the terms of our common stock. The Reverse Split will have no effect on the number of shares of preferred stock that we are authorized to issue. After the Reverse Split, the shares of common stock and preferred stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock and preferred stock, respectively, now authorized. The Reverse Split will not change the par value of the common stock or the preferred stock.

Except with respect to the treatment of fractional shares, the Reverse Split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest in our Company, except that, as described below under “Fractional Shares,” record holders of common stock otherwise entitled to a fractional share as a result of the Reverse Split will receive cash in lieu of such fractional share. In addition, the Reverse Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in the Reverse Split Proposal, except to the extent of their ownership in shares of our common stock and securities exercisable for our common stock, which shares and securities would be subject to the same proportionate adjustment in accordance with the terms of the Reverse Split as all other outstanding shares of our common stock and securities exercisable for our common stock.

After the Split Effective Time, our common stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our equity securities. The Reverse Split is not intended as, and would not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). After the Reverse Split, we will continue to be subject to the periodic reporting and other requirements of the Exchange Act.

Assuming Reverse Split ratios of 1-for-5, 1-for-10 and 1-for-15, which reflect the low, middle and high end of the range that our stockholders are being asked to adopt and approve, the following table sets forth (i) the number of shares of our common stock that would be authorized, (ii) the number of shares of our common stock that would be issued and outstanding, (iii) the aggregate number of shares of our common stock that would be reserved for issuance upon exercise of outstanding options, restricted stock units, and performance-based restricted stock units under and outside of our equity incentive plans, (iv) the aggregate number of shares of our common stock that would be reserved and available for future issuance under our equity incentive plans and our employee stock purchase plan, (v) the aggregate number of shares of our common stock that would be reserved for issuance upon exercise of outstanding warrants, (vi) the aggregate number of shares of our common stock that would be reserved for issuance upon conversion of outstanding Convertible Notes, (vii) the number of shares of our common stock that would be reserved for sale and issuance pursuant to the ATM Offering, and (viii) the number of shares of our common stock that would be reserved for issuance upon the achievement of certain contingencies under an asset purchase agreement, each giving effect to the Reverse Split and based on 126,149,052 shares of common stock issued and outstanding as of November 30, 2024 and not giving effect to the implementation of the Authorized Shares Proposal. The table does not account for fractional shares for which stockholders will be entitled to receive cash in lieu thereof in the Reverse Split.

	Number of Shares Before Reverse Stock Split	Reverse Split Ratio of 1-for-5	Reverse Split Ratio of 1-for-10	Reverse Split Ratio of 1-for-15
Number of Shares of Common Stock Authorized	400,000,000	80,000,000	40,000,000	26,666,666
Number of Shares of Common Stock Issued and Outstanding	126,149,052	25,229,810	12,614,905	8,409,936
Number of Shares of Common Stock Reserved for Issuance Pursuant to Outstanding Options, Restricted Stock Units, and Performance-Based Restricted Stock Units Under and Outside of Our Equity Incentive Plans	19,042,978	3,808,595	1,904,297	1,269,531
Number of Shares of Common Stock Reserved and Available for Future Issuance Under Our Equity Incentive Plans and Our Employee Stock Purchase Plan	14,410,138	2,882,027	1,441,013	960,675
Number of Shares of Common Stock Reserved for Issuance Upon Exercise of Outstanding Warrants	55,563,775	11,112,755	5,556,377	3,704,251
Number of Shares of Common Stock Reserved for Issuance Upon Conversion of Outstanding Convertible Notes	53,525,793	10,705,158	5,352,579	3,568,386
Number of Shares of Common Stock Reserved for Issuance Pursuant to the ATM Offering	100,000,000	20,000,000	10,000,000	6,666,666
Number of Shares of Common Stock Reserved for Issuance Pursuant to the Terms of an Asset Purchase Agreement	75,000	15,000	7,500	5,000

Reservation of Right to Abandon the Reverse Split Charter Amendment

Although we presently intend to effect the Reverse Split to regain compliance with the Bid Price Rule, notwithstanding stockholder adoption and approval of the Reverse Split, our Board will have discretion as to whether to effect the Reverse Split Proposal and reserves the right to abandon the Reverse Split Charter Amendment without any further action by our stockholders if at any time prior to the filing or effectiveness of the Reverse Split Charter Amendment, our Board determines, in its sole discretion, that the Reverse Split is no longer in the best interests of our Company and our stockholders. If we do not file the Reverse Split Charter Amendment with the Secretary of State of the State of Delaware by the one-year anniversary of the date on which the Reverse Split is adopted and approved by our stockholders at the Special Meeting, our Board will be deemed to have abandoned the Reverse Split for each of the stockholder-approved ratios.

By voting in favor of the Reverse Split Charter Amendment, stockholders are also expressly authorizing our Board to determine not to proceed with, or abandon, the Reverse Split if it should so decide. Additionally, if our Board determines to effect the Reverse Split, the Reverse Split Charter Amendment setting forth the ratio approved by the Board will be filed with the Secretary of State of the State of Delaware and any amendment to effect the Reverse Split at any of the other stockholder-approved ratios will be abandoned.

Authorized Shares of Common Stock

We are currently authorized under our Restated Certificate of Incorporation to issue up to a total of 405,000,000 shares of capital stock, comprised of 400,000,000 shares of common stock and 5,000,000 shares of preferred stock. Authorized shares represent the number of shares of common stock that we are permitted to issue under our Restated Certificate of Incorporation. If the Reverse Split Proposal is implemented, it would reduce both the number of issued and outstanding shares of common stock and the number of authorized shares of common stock by the ratio selected by our Board within the 1-for-5 to 1-for-15 range described above.

Procedure for Effecting the Reverse Split and Exchange of Stock Certificates

If our stockholders adopt and approve the Reverse Split Charter Amendment, and if our Board still believes that a reverse stock split is in the best interests of our Company and elects to implement the Reverse Split (with the ratio to be determined in the discretion of our Board within the parameters described herein), we will file the Reverse Split Charter Amendment with the Secretary of State of the State of Delaware at such time as our Board has determined to be appropriate and any amendment to effect the Reverse Split at any of the other stockholder-approved ratios will be abandoned; provided that in no event shall the filing of the Reverse Split Charter Amendment occur after the one-year anniversary of the date on which the Reverse Split is adopted and approved by our stockholders at the Special Meeting. Our Board may delay effecting the Reverse Split without resoliciting stockholder adoption and approval thereof.

If the Reverse Split is effected, each certificate that immediately prior to the Split Effective Time represented shares of common stock shall, from and after the Split Effective Time be deemed to represent the whole number of shares of common stock held by such stockholder post-Reverse Split. Stockholders of record upon the Split Effective Time will be furnished the necessary materials and instructions for the surrender and exchange of their certificates at the appropriate time by our transfer agent, Computershare Trust Company, N.A. As soon as practicable after the surrender to our transfer agent of any outstanding certificate(s), together with a properly completed and duly executed letter of transmittal and any other documents our transfer agent may specify, our transfer agent will have its records adjusted to reflect that the shares represented by such certificate(s) in the name of such stockholder are held in book-entry form at the transfer agent in their direct registration system representing the appropriate number of whole shares of our common stock, as applicable, resulting from the Reverse Split.

Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have physical stock certificates evidencing their ownership of the common stock. They are, however, provided with a periodic statement reflecting the number of shares of common stock registered in their accounts. Stockholders who hold shares of our common stock electronically in book-entry form with our transfer agent will not need to take further action and any periodic statement provided to such stockholders after the Split Effective Time will reflect the appropriate number of whole shares of post-Reverse Split common stock resulting from the Reverse Split.

If our Board elects to implement the Reverse Split, then, for purposes of implementing the Reverse Split, we intend to treat stockholders holding our common stock in “street name,” through a Nominee, in the same manner as registered stockholders whose shares are registered in their names. Nominees will be instructed to effect the Reverse Split for their beneficial holders holding our common stock in street name. However, these Nominees may have different procedures than registered stockholders for processing the Reverse Split. Stockholders who hold shares of our common stock with a Nominee and who have any questions in this regard are encouraged to contact their Nominees.

Fractional Shares

If our Board elects to implement the Reverse Split, fractional shares will not be issued. Stockholders of record who would otherwise hold fractional shares of our common stock as a result of the Reverse Split will be entitled to receive a cash payment (without interest and subject to applicable withholding taxes) in lieu of such fractional shares. Each such stockholder will be entitled to receive a cash payment (without interest) equal to the fraction of a share of common stock to which such stockholder would otherwise be entitled multiplied by (i) the closing price per share of the common stock on the Nasdaq Global Select Market at the close of business on the trading day preceding the date of the Split Effective Time multiplied by (ii) the Reverse Stock Split Number (as defined in the Reverse Split Charter Amendment attached hereto as Appendix B).

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where we are domiciled and where the funds will be deposited, sums due for fractional interests resulting from the Reverse Split that are not timely claimed after the Split Effective Time in accordance with applicable law may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

Effect of the Reverse Split on Employee Plans, Options, Restricted Stock Units, Performance-Based Restricted Stock Units, Warrants and Convertible Notes

Pursuant to the various instruments governing our then-outstanding stock options, warrants to purchase common stock, restricted stock units and performance-based restricted stock units, in connection with the Reverse Split, our Board will reduce the number of shares of common stock issuable upon the exercise or vesting of such stock options, warrants, restricted stock units and performance-based restricted stock units in proportion to the ratio of the Reverse Split and proportionately increase the exercise price of our outstanding stock options and warrants. In connection with such proportionate adjustments, the number of shares of common stock issuable upon exercise or vesting of outstanding stock options, warrants, restricted stock units and performance-based restricted stock units will be rounded down to the nearest whole share, and the exercise prices of outstanding stock options and warrants will be rounded up to the nearest cent. In addition, as of the Split Effective Time, we would adjust and proportionately decrease the total number of shares of our common stock that may be the subject of the future grants under our stock plans.

Further, in connection with the Reverse Split, the conversion rates for the Convertible Notes will be decreased in proportion to the ratio of the Reverse Split.

No Appraisal Rights

Stockholders do not have the right to dissent and obtain appraisal of, or payment for, such stockholder’s capital stock under the Delaware General Corporation Law, our Restated Certificate of Incorporation or our bylaws in connection with the Reverse Split.

Accounting Matters

As of the Split Effective Time, the stated capital on our balance sheet attributable to our common stock would be reduced proportionately based on the selected exchange ratio, and the additional paid-in capital account would be credited with the amount by which the stated capital is reduced. In financial statements filed after the Split Effective Time, we would restate net income or loss per share and other share and per share amounts for periods ending before the Reverse Split to give retroactive effect to the Reverse Split. The per share net income or loss or net book value of our common stock would be increased because there would be fewer shares of our common stock outstanding.

Material U.S. Federal Income Tax Consequences of the Reverse Split

The following discussion is a summary of the material U.S. federal income tax consequences of the proposed Reverse Split to U.S. Holders (as defined below). This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the U.S. Internal Revenue Service (the “IRS”), in each case in effect as of the date of this proxy statement. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. Holder. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the proposed Reverse Split.

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our common stock that, for U.S. federal income tax purposes, is or is treated as:

•
an individual who is a citizen or resident of the United States;
•
a corporation (or any other entity or arrangement treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof, or the District of Columbia; or
•
an estate, the income of which is subject to U.S. federal income tax regardless of its source; or a trust if (1) its administration is subject to the primary supervision of a court within the United States and all of its substantial decisions are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person.

This discussion is limited to U.S. Holders who hold our common stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to the particular circumstances of a U.S. Holder, including the impact of the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to U.S. Holders that are subject to special rules, including, without limitation:

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Financial institutions;
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Insurance companies;
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Real estate investment trusts;
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Regulated investment companies;
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Grantor trusts;
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Tax-exempt organizations;
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Dealers or traders in securities, commodities or currencies;
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Stockholders who hold common stock as part of a position in a straddle or as part of a hedging, conversion or integrated transaction for U.S. federal income tax purposes or U.S. holders that have a functional currency other than the U.S. dollar; or
•
Stockholders who actually or constructively own 10% or more of our voting stock.

If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purposes) holding our common stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Split to them.

In addition, the following discussion does not address the U.S. federal estate and gift tax, alternative minimum tax, or state, local and non-U.S. tax law consequences of the proposed Reverse Split. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the proposed Reverse Split, whether or not they are in connection with the proposed Reverse Split.

STOCKHOLDERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE PROPOSED REVERSE SPLIT ARISING UNDER THE U.S. FEDERAL ESTATE OR

GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

The proposed Reverse Split is intended to be treated as a “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. As a result, a U.S. Holder generally should not recognize gain or loss upon the proposed Reverse Split for U.S. federal income tax purposes, except with respect to cash received in lieu of a fractional share of our common stock, as discussed below. A U.S. Holder’s aggregate adjusted tax basis in the shares of our common stock received pursuant to the proposed Reverse Split should equal the aggregate adjusted tax basis of the shares of our common stock surrendered (reduced by the amount of such basis that is allocated to any fractional share of our common stock for which the U.S. Holder receives cash). The U.S. Holder’s holding period in the shares of our common stock received pursuant to the proposed Reverse Split should include the holding period in the shares of our common stock surrendered. U.S. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered in a recapitalization to shares received in the recapitalization. U.S. Holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A U.S. Holder that, pursuant to the proposed Reverse Split, receives cash in lieu of a fractional share of our common stock should recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the portion of the U.S. Holder’s aggregate adjusted tax basis in the shares of our common stock surrendered that is allocated to such fractional share. Such capital gain or loss will be short term if the pre-Reverse Split shares were held for one year or less at the effective time of the Reverse Split and long term if held for more than one year.

Payments of cash made in lieu of a fractional share of our common stock may, under certain circumstances, be subject to information reporting and backup withholding. To avoid backup withholding, each U.S. Holder that does not otherwise establish an exemption should furnish its taxpayer identification number and comply with the applicable certification procedures.

Backup withholding is not an additional tax and amounts withheld will be allowed as a credit against the U.S. Holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided the required information is timely furnished to the IRS. U.S. Holders should consult their own tax advisors regarding the application of the information reporting and backup withholding rules to them.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE REVERSE SPLIT PROPOSAL TO ADOPT AND APPROVE AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION EFFECTING A REVERSE STOCK SPLIT AnD A PROPORTIONATE REDUCTION IN the NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

PROPOSAL 3:

ADJOURNMENT PROPOSAL

Our Board believes that if the number of votes cast at the Special Meeting is insufficient to adopt and approve the Authorized Shares Proposal (Proposal 1) and/or the Reverse Split Proposal (Proposal 2), it may be in the best interests of the stockholders to enable our Board to continue to seek to obtain a sufficient number of additional votes to adopt and approve the Authorized Shares Proposal and/or the Reverse Split Proposal.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by our Board to vote in favor of adjourning the Special Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of either or both of the Authorized Shares Proposal or the Reverse Split Proposal.

Additionally, approval of the Adjournment Proposal could mean that, in the event we have not received sufficient votes to adopt and approve either or both of the Authorized Shares Proposal or the Reverse Split Proposal, or we have received proxies indicating that a majority of the votes to be cast by holders of our common stock will vote against one or both of the Authorized Shares Proposal or the Reverse Split Proposal, we could adjourn the Special Meeting without a vote on the Authorized Shares Proposal and/or the Reverse Split Proposal and use the additional time to solicit the holders of those shares to change their vote in favor of the Authorized Shares Proposal and/or the Reverse Split Proposal.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information relating to the beneficial ownership of our common stock as of November 30, 2024 (unless otherwise specified), by:

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each person known by us to beneficially own more than 5% of our outstanding shares of common stock;
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each of our directors;
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each of our named executive officers; and
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all directors and executive officers as a group.

The percentage of shares beneficially owned is computed on the basis of 126,149,052 shares of our common stock outstanding as of November 30, 2024. The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock subject to options or other rights held by such person that are currently exercisable or will become exercisable within 60 days of November 30, 2024 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated, the address of all listed stockholders is c/o Karyopharm Therapeutics Inc., 85 Wells Avenue, Newton, Massachusetts 02459. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percentage
5% Stockholders
Highbridge Capital Management, LLC(1)	9,744,885	7.72%
The Vanguard Group(2)	7,654,482	6.07%
J. Wood Capital Advisors LLC(3)	6,872,027	5.45%
Named Executive Officers and Directors
Richard Paulson(4)	1,180,208	*
Michael Mason(5)	522,343	*
Sohanya Cheng(6)	342,287	*
Garen Bohlin(7)	222,340	*
Barry E. Greene(8)	190,806	*
Deepika R. Pakianathan(9)	177,200	*
Mansoor Raza Mirza(10)	142,200	*
Stuart Poulton(11)	115,610	*
Christy Oliger(12)	114,600	*
Chen Schor(13)	114,600	*
Reshma Rangwala(14)	113,556	*
Zhen Su(15)	25,500	*
All executive officers and directors as a group (14 persons)(16)	3,549,662	2.75%

* Less than 1%.

(1)
Consists of shares of common stock issuable upon exercise of warrants held by certain funds and accounts (the “Highbridge Funds”) of Highbridge Capital Management, LLC (“Highbridge”). Highbridge is the investment advisor to the Highbridge Funds. The Highbridge Funds have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the common stock issuable upon exercise of the warrants. Highbridge Tactical Credit Master Fund, L.P., a Highbridge Fund, has the right to receive or the power to direct the receipt of dividends or proceeds from the sale of 5% or more of the common stock issuable upon exercise of the warrants. The address for Highbridge is 277 Park Avenue, 23rd Floor, New York, NY 10172. For information regarding Highbridge and the Highbridge Funds we have relied on a Schedule 13G filed by Highbridge with the SEC on October 25, 2024.

(2)
Consists of shares of common stock owned directly by The Vanguard Group. The Vanguard Group has sole dispositive power with respect to 7,609,608 shares and shared dispositive power with respect to 44,874 shares. The address for The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355. For information regarding The Vanguard Group we have relied on Schedule 13G filed by The Vanguard Group with the SEC on November 12, 2024.
(3)
J. Wood Capital Advisors LLC and Jason Wood reported shared voting power and shared dispositive power with respect to 6,872,027 shares. J. Wood Capital Advisors LLC is the record holder of the 6,872,027 shares. Jason Wood is the managing member of J. Wood Capital Advisors LLC. As a result, Jason Wood may be deemed to share beneficial ownership of the 6,872,027 shares directly held by J. Wood Capital Advisors LLC. The principal business address for each of the reporting persons is 1820 Calistoga Road, Santa Rosa, CA 95404. For information regarding J. Wood Capital Advisors LLC we have relied on the Schedule 13G filed by J. Wood Capital Advisors LLC with the SEC on May 23, 2024.
(4)
Consists of (a) 330,108 shares of common stock, (b) 834,550 shares of common stock underlying options that are exercisable as of November 30, 2024 or will become exercisable within 60 days after such date and (c) 15,550 shares issuable pursuant to RSUs expected to vest or which may be settled within 60 days of November 30, 2024.
(5)
Consists of (a) 88,538 shares of common stock and (b) 433,805 shares of common stock underlying options that are exercisable as of November 30, 2024 or will become exercisable within 60 days after such date.
(6)
Consists of (a) 108,808 shares of common stock and (b) 233,479 shares of common stock underlying options that are exercisable as of November 30, 2024 or will become exercisable within 60 days after such date.
(7)
Consists of (a) 45,140 shares of common stock and (b)177,200 shares of common stock underlying options that are exercisable as of November 30, 2024 or will become exercisable within 60 days after such date.
(8)
Consists of (a) 13,606 shares of common stock and (b) 177,200 shares of common stock underlying options that are exercisable as of November 30, 2024 or will become exercisable within 60 days after such date.
(9)
Consists of 177,200 shares of common stock underlying options that are exercisable as of November 30, 2024 or will become exercisable within 60 days after such date.
(10)
Consists of 142,200 shares of common stock underlying options that are exercisable as of November 30, 2024 or will become exercisable within 60 days after such date.
(11)
Consists of (a) 40,090 shares of common stock and (b) 75,520 shares of common stock underlying options that are exercisable as of November 30, 2024 or will become exercisable within 60 days after such date.
(12)
Consists of 114,600 shares of common stock underlying options that are exercisable as of November 30, 2024 or will become exercisable within 60 days after such date.
(13)
Consists of 114,600 shares of common stock underlying options that are exercisable as of November 30, 2024 or will become exercisable within 60 days after such date.
(14)
Consists of (a) 44,806 shares of common stock and (b) 68,750 shares of common stock underlying options that are exercisable as of November 30, 2024 or will become exercisable within 60 days after such date.
(15)
Consists of 25,500 shares of common stock underlying options that are exercisable as of November 30, 2024 or will become exercisable within 60 days after such date.
(16)
Includes (a) 2,574,604 shares of common stock underlying options that are exercisable as of November 30, 2024 or will become exercisable within 60 days after such date and (b) 15,550 shares issuable pursuant to RSUs expected to vest or which may be settled within 60 days of November 30, 2024.

STOCKHOLDER PROPOSALS

As previously discussed in our proxy statement filed with the SEC on April 19, 2024, proposals of stockholders pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) that are intended to be presented at our annual meeting of stockholders to be held in 2025 must be received by us no later than December 20, 2024, which is 120 calendar days prior to the one-year anniversary of the date on which our proxy statement was released to stockholders in connection with our 2024 annual meeting of stockholders, in order to be included in our proxy statement and form of proxy relating to the 2025 annual meeting of stockholders, unless the date of the 2025 annual meeting of stockholders is changed by more than 30 days from the anniversary of our 2024 annual meeting of stockholders, in which case the deadline for such proposals will be a reasonable time before we begin to print and send our proxy materials. These proposals must comply with the requirements as to form and substance established by the SEC for such proposals in order to be included in the proxy statement.

In addition, our bylaws establish an advance notice procedure for nominations for election to our Board and other matters that stockholders wish to present for action at an annual meeting of stockholders other than those to be included in our proxy statement. In general, notice must be received at our principal executive offices not less than 90 calendar days before nor more than 120 calendar days before the one-year anniversary of the previous year’s annual meeting of stockholders. Therefore, to be presented at our 2025 annual meeting of stockholders, such a proposal must be received by us no earlier than January 29, 2025 and no later than February 28, 2025. However, if the date of the 2025 annual meeting of stockholders is more than 20 days earlier or more than 60 days later than such anniversary date, notice must be received no earlier than the close of business 120 calendar days prior to such annual meeting of stockholders and no later than the close of business on the later of (a) 90 days prior to such annual meeting of stockholders and (b) 10 days following the day on which notice of the date of such annual meeting of stockholders was given or public disclosure of the date of such annual meeting of stockholders was first made, whichever first occurs. Any proposals we do not receive in accordance with the above standards will not be voted on at the 2025 annual meeting of stockholders. Stockholders are advised to review our bylaws which also specify requirements as to the form and content of a stockholder’s notice, including the information required by Rule 14a-19 under the Exchange Act.

Any proposals, notices or information about proposed director candidates should be sent to:

Karyopharm Therapeutics Inc.

85 Wells Avenue

Newton, Massachusetts 02459

Attention: Corporate Secretary

STOCKHOLDERS SHARING THE SAME ADDRESS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this proxy statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of the proxy statement to you if you contact us at the following address or telephone number: Karyopharm Therapeutics Inc., 85 Wells Avenue, Newton, Massachusetts 02459, Attention: Corporate Secretary, (617) 658-0600. If you want to receive separate copies of the proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address or telephone number.

OTHER MATTERS

No business will be presented for consideration at the Special Meeting other than that described above.

APPENDIX A

CERTIFICATE OF AMENDMENT OF

RESTATED CERTIFICATE OF INCORPORATION

OF

KARYOPHARM THERAPEUTICS INC.

(Pursuant to Section 242 of the

General Corporation Law of the State of Delaware)

Karyopharm Therapeutics Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware, does hereby certify as follows:

A resolution was duly adopted by the Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth a proposed amendment to the Restated Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware. The resolution setting forth the amendment is as follows:

RESOLVED: That the first sentence of Article FOURTH of the Restated Certificate of Incorporation of the Corporation be and hereby is deleted in its entirety and the following is inserted in lieu thereof:

“FOURTH: The total number of shares of all classes of stock which the Corporation shall have the authority to issue is 805,000,000 shares, consisting of (i) 800,000,000 shares of Common Stock, $0.0001 par value per share (“Common Stock”), and (ii) 5,000,000 shares of Preferred Stock, $0.0001 par value per share (“Preferred Stock”).”

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of the Corporation on this ____ day of ______, 2025.

KARYOPHARM THERAPEUTICS Inc.

By:
Richard Paulson
President and Chief Executive Officer

A-1

APPENDIX B

CERTIFICATE OF AMENDMENT OF

RESTATED CERTIFICATE OF INCORPORATION

OF

Karyopharm Therapeutics Inc.

(Pursuant to Section 242 of the

General Corporation Law of the State of Delaware (the “DGCL”))

Karyopharm Therapeutics Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the DGCL, does hereby certify as follows:

FIRST: A resolution was duly adopted by the Board of Directors of the Corporation pursuant to Section 242 of the DGCL setting forth a proposed amendment to the Restated Certificate of Incorporation, as amended (the “Restated Certificate of Incorporation”), of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly adopted and approved said proposed amendment in accordance with Section 242 of the DGCL. The resolution setting forth the amendment is as follows:

RESOLVED:	That the first sentence of Article FOURTH of the Restated Certificate of Incorporation of the Corporation be and hereby is deleted in its entirety and the following is inserted in lieu thereof:

“FOURTH: Effective upon the effective time of this Certificate of Amendment to the Restated Certificate of Incorporation (the “Certificate of Amendment”) (the “Effective Time”), a one-for-[__]1 reverse stock split of the Common Stock shall become effective, pursuant to which each [__]1 (the “Reverse Stock Split Number”) shares of Common Stock issued and outstanding and held of record by each stockholder of the Corporation or issued and held by the Corporation in treasury immediately prior to the Effective Time shall be reclassified and combined into one (1) validly issued, fully paid and nonassessable share of Common Stock automatically and without any action by the holder thereof and shall represent one share of Common Stock from and after the Effective Time (such reclassification and combination of shares, the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain at $0.0001 par value per share. No fractional shares of Common Stock shall be issued as a result of or in connection with the Reverse Stock Split. Stockholders of record who otherwise would be entitled to receive a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive a cash payment (without interest) in lieu of such fractional share equal to the fraction of a share of Common Stock to which such holder would otherwise be entitled multiplied by (i) the closing price per share of the Common Stock on the Nasdaq

_______________________________

1 Shall be a number equal to or greater than five (5) and equal to or less than fifteen (15) and shall include not more than four decimal digits (it being understood that any number within such range shall, together with the remaining provisions of this Certificate of Amendment not appearing in brackets, constitute a separate amendment being approved and adopted by the board of directors and stockholders in accordance with Section 242 of the DGCL with each such form of the Certificate of Amendment (other than the Certificate of Amendment, if any, that is filed with the Secretary of State of the State of Delaware) to be abandoned immediately prior to the filing of the Certificate of Amendment).

Global Select Market at the close of business on the trading day preceding the date of the Effective Time multiplied by (ii) the Reverse Stock Split Number.

Each stock certificate or book entry position that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares formerly represented by such certificate or book entry position have been reclassified as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time; provided, however, that each stockholder of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new book entry position evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified.

The total number of shares of all classes of stock which the Corporation shall have the authority to issue is [____]2 shares, consisting of (i) [____]3 shares of Common Stock, $0.0001 par value per share (“Common Stock”), and (ii) 5,000,000 shares of Preferred Stock, $0.0001 par value per share (“Preferred Stock”).”

SECOND: This Certificate of Amendment shall be effective at _:__ _._., Eastern Time, on _______, 2025.

***

_______________________________

2 This number shall be a whole number equal to the sum of (x) 5,000,000 shares of Preferred Stock plus (y) a number of shares of Common Stock ascertained by dividing (i) the total number of authorized shares of Common Stock set forth in the Restated Certificate of Incorporation as in effect immediately prior to the Effective Time by (ii) the Reverse Stock Split Number. It being understood that any such whole number determined by the formula and in the manner set forth in the immediately preceding sentence shall, together with the remaining provisions of this Certificate of Amendment not appearing in brackets, constitute a separate amendment being approved and adopted by the board and stockholders in accordance with Section 242 of the DGCL with each such form of the Certificate of Amendment (other than the Certificate of Amendment, if any, that is filed with the Secretary of State of the State of Delaware) to be abandoned immediately prior to the filing of the Certificate of Amendment.

3 This number shall be a whole number equal to a number of shares of Common Stock ascertained by dividing (i) the total number of authorized shares of Common Stock set forth in the Restated Certificate of Incorporation as in effect immediately prior to the Effective Time by (ii) the Reverse Stock Split Number. It being understood that any such whole number determined by the formula and in the manner set forth in the immediately preceding sentence, shall, together with the remaining provisions of this Certificate of Amendment not appearing in brackets, constitute a separate amendment being approved and adopted by the board and stockholders in accordance with Section 242 of the DGCL with each such form of the Certificate of Amendment (other than the Certificate of Amendment, if any, that is filed with the Secretary of State of the State of Delaware) to be abandoned immediately prior to the filing of the Certificate of Amendment).

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of the Corporation on this ____ day of ______, 2025.

KARYOPHARM THERAPEUTICS Inc.

By:
Richard Paulson
President and Chief Executive Officer

KARYOPHARM THERAPEUTICS INC. ATTN: SECRETARY 85 WELLS AVENUE 2ND FLOOR NEWTON, MA 02459 SCAN TO VIEW MATERIALS & VOTE VOTE OR SUBMIT A PROXY TO VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to submit your voting instructions and for electronic delivery of information before 11:59 p.m. Eastern Time on January 29, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records. During the Meeting - Go to www.virtualshareholdermeeting.com/KPTI2025SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. There will be no physical location at which stockholders may attend the meeting. SUBMIT A PROXY TO VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to submit your voting instructions before 11:59 p.m. Eastern Time on January 29, 2025. Have your proxy card in hand when you call and then follow the instructions. SUBMIT A PROXY TO VOTE BY MAIL If you have received printed proxy materials, mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processindgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V59879-S00870 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KARYOPHARM THERAPEUTICS INC. The Board of Directors recommends you vote FOR proposals 1, 2 and 3. For Against Abstain 1. To adopt and approve an amendment to the Karyopharm Therapeutics Inc. Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of our capital stock from 405,000,000 to 805,000,000 and the number of authorized shares of our common stock from 400,000,000 to 800,000,000. 2. To adopt and approve an amendment to the Karyopharm Therapeutics Inc. Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our issued shares of common stock at a ratio within the range of not less than 1-for-5 and not greater than 1-for-15, and a proportionate reduction in the number of authorized shares of common stock, with the exact ratio within such range and the implementation and timing of such reverse stock split to be determined at the sole discretion of the Board of Directors, without further approval or authorization of our stockholders. 3. To approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary to permit further solicitation of proxies in the event that there are insufficient votes for the adoption and approval of Proposal 1 or Proposal 2. Please sign your name(s) exactly as it(they) appear(s) hereon. When signing as attorney, executor, administrator, trustee , guardian or other fiduciary, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, partnership or other entity, please sign in full entity name by authorized officer and giving full title. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be Held on January 30, 2025: The Notice and Proxy Statement is available at www.proxyvote.com. V59880-S00870 Karyopharm Therapeutics THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SPECIAL MEETING OF STOCKHOLDERS January 30, 2025 The stockholder(s) hereby appoint(s) Michael Mano and Richard Paulson, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) each of them acting individually to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of KARYOPHARM THERAPEUTICS INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 9:00 a.m. Eastern Time, on January 30, 2025, via the Internet as a virtual web conference at www.virtualshareholdermeeting.com/KPTI2025SM, and any adjournments or postponements thereof. THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN WITH RESPECT TO THE SPECIAL MEETING AND ACKNOWLEDGES RECEIPT OF THE NOTICE AND PROXY STATEMENT FOR THE SPECIAL MEETING. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE